                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 1996



                              WOOLWORTH CORPORATION
             (Exact name of registrant as specified in its charter)



      New York                      No. 1-10299             13-3513936
(State or other jurisdic-          (Commission            (IRS Employer
 tion of incorporation)             File Number)        Identification No.)



233 Broadway, New York, New York                  10279-0003
------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000

Item 5.           Other Events.

                  On December 2, 1996, the Registrant announced that it had signed a definitive agreement whereby the Registrant will acquire Eastbay, Inc., a direct marketer of athletic footwear, apparel, equipment and licensed and private label products. The total all-cash purchase price will be approximately $146 million. The transaction will be accomplished by means of a merger, and it is anticipated that the transaction will be completed in early 1997. The transaction is subject to approval by the shareholders of Eastbay, Inc., and to customary regulatory approvals. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                               WOOLWORTH CORPORATION
                                                    (Registrant)


Date:  December 5, 1996                    By: /s/GARY M. BAHLER
                                               -----------------
                                               Gary M. Bahler
                                               Vice President, General
                                               Counsel and Secretary



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                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
   of Regulation S-K                          Description
   -----------------                          -----------
           1                                       *
           2                                       *
           3                                       *
           4                                       *
           5                                       *
           8                                       *
           9                                       *
          10                                       *
          11                                       *
          12                                       *
          13                                       *
          15                                       *
          16                                       *
          17                                       *
          18                                       *
          19                                       *
          20                                       *
          21                                       *
          22                                       *
          23                                       *
          24                                       *
          25                                       *
          26                                       *
          27                                       *
          99                                   News Release Dated
                                               December 2, 1996


-----------------------------
  * Not applicable.




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